Exhibit 10.1

DEBT RESTRUCTURING AGREEMENT

THIS DEBT RESTRUCTURING AGREEMENT (the “Agreement”) is made and entered into effective as of March 26, 2019 (“Effective Date”), by and among Friendable, Inc., (the “Company”), Fan Pass, Inc. (“Fan Pass”), Robert A. Rositano Jr. (“Robert Rositano”), Dean Rositano (“Dean Rositano”), Frank Garcia (“Garcia”), Checkmate Mobile, Inc. (“Checkmate”), Alpha Capital Anstalt (“Alpha”), Coventry Enterprises, LLC (“Coventry”), Palladium Capital Advisors, LLC (“Palladium”), EMA Financial, LLC (“EMA”), Michael Finkelstein (“Finkelstein”), and Barbara R. Mittman (“Mittman”) . Robert Rositano, Dean Rositano, Garcia and Checkmate, collectively, (the “Company Principals”). Alpha, Coventry, Palladium, EMA, Finkelstein, and Mittman are each a “Holder” and collectively, the “Holders.”

WITNESSETH:

WHEREAS, from February 17, 2015 to January 1, 2019, the Company issued convertible instruments (each convertible instrument a “Note” and collectively the “Notes”) convertible into shares of the Company’s common stock, issuable upon conversion of the Note(s) (the “Common Stock” or “Shares”) to the Holders in the amounts set forth on Schedule A hereto (the Notes, and the Shares, and Common Stock, are collectively, the “Securities”) of which the Note dated July 21, 2017 was amended pursuant to Allonges through August 14, 2018; and

WHEREAS, the Company, Company Principals, and Holders wish to restructure the outstanding convertible debt represented by the Notes, with no additional consideration being furnished to the Company; and

WHEREAS, pursuant to a securities purchase agreement entered into on or about June 26, 2018 by the Holders and Fan Pass (the “Fan Pass SPA”), Fan Pass was to have issued to both the Holders, and to the Company Principals common stock of Fan Pass (“Fan Pass Common Stock”), Series A Preferred Stock of Fan Pass (“Fan Pass Series A Preferred Stock”) and Series B Preferred Stock of Fan Pass (“Fan Pass Series B Preferred Stock”) as further described on Schedule B hereto. However, no Fan Pass Common Stock, Fan Pass Series A Preferred Stock or Fan Pass Series B Preferred Stock was ever issued to the Holders or the Company Principals; and

WHEREAS, Fan Pass, Company Principals and Holders wish to terminate the Fan Pass SPA, with no additional consideration being furnished to the Company or Fan Pass; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and in reliance on Section 3(a)(9) of the Securities Act, the Company desires to exchange with the Holders, and the Holders desire to exchange with the Company the Notes in consideration for shares of the Company’s Common Stock, without any additional consideration being furnished.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements set forth herein, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.
In addition to the other conditions required for Closing (as defined below) set out in Section 3 below Company must perform of all of the conditions set forth in this Section 1 below (collectively, the “Company’s Obligations”):

Not later than ten (10) business days from the full execution of this Agreement by all the parties to this Agreement the Company shall file for a reverse split of its Common Stock and subject to FINRA process and approval, complete all actions necessary to deem the reverse split effective. The reverse split ratio will be determined based on the Company’s share price on the day it is filed and will reflect a ratio that shall achieve a per share price of its Common Stock of not less than $1.00 (“Reverse Stock Split”).

a)
The Company will continue to be subject to the reporting obligations pursuant to Section 12(g) of the Securities Exchange Act of 1934 (“Exchange Act”) and not be classified as a shell as that term is employed in Rule 144 under the Securities Act of 1933, as amended.

b)	The Company will continue to timely file all of its periodic reports required pursuant to the Exchange Act.

c)	The Company’s vendors and employees shall have written off a minimum of $1,000,000 in current debt and as set forth on Schedule C.

d)
The Company shall continue to comply with all obligations and requirements under the terms of the Notes including but not limited to honoring notices of conversions submitted by any Holder from any time from time to time.

e)
On or before ten (10) business days following the full execution of this Agreement by all parties, the Company will officially withdraw its Schedule 14C filed with the Securities and Exchange Commission (the “Commission”) on July 18, 2018.

g)
On or before December 31, 2019, the Company will close on a share offering of a minimum of $400,000 at a purchase price of not less than $0.20 per share (post reverse split, and if such purchase is closed prior to the effectuation of the reverse stock split such purchase price shall be adjusted to pre-split numbers) of the Company’s common stock (the “Offering”), which such common stock will not at any time be granted anti-dilution/reset protections after their purchase, and in which purchasers of Company’s common stock shall be subject to monthly trading restrictions which prohibits directly or indirectly, offers for sale, selling, assigning, pledging, issuing, distributing, granting of any option, or entering into any contract for sale of or otherwise disposing of more than 20% of the Company’s share trading volume reported on Bloomberg as described in certain agreements (“Leakout Agreements”) which all purchasers to the Offering will be required to enter into prior to the closing of the Offering.

h)
Each of the Holders may elect at each such Holder’s sole discretion, and Company will comply with any such action, to either, both or neither of the following: on the 120th and the 240th day following the Company’s completion of the Reverse Stock Split described in Section 1(a) above (each such 120th and 240th day, a “Reset Date”) but prior to the Closing Date to convert any and/or all Note(s) in part or in to held by such Holder, and pursuant to Section 2(b) below, to the lower of (i) 75% of the closing bid price for the Common Stock on such respective Reset Date, or (ii) the VWAP for the Company’s Common Stock for the 7 trading days immediately preceding and including such respective Reset Date described above (each a “Reset”). On each Reset Date, the Company will issue to such Holder who exercises a Reset the number of shares of Common Stock correlating to such dollar value of such Holder’s Note(s) or portion of the Note(s) being converted at the Reset.

i)
The above-described Resets as well as the mandatory conversion of Holders’ Notes as described in Section 2(a) below will be subject to a beneficial ownership limitation described in a rights to shares agreement entered into between the Company and each Holder on the date hereof in the form annexed hereto as Exhibit D and made a part hereof (“Rights to Shares Agreement”).

j)
The Company shall deliver the executed Agreement to the office of Grushko & Mittman, PC as well as any other signed agreements required by the any of the Holders in connection with the transactions contemplated by this Agreement.

2.            Closing: Subject to the conditions set forth below, the closing of the Debt Restructuring (defined herein) shall take place at the offices of Grushko & Mittman, P.C. at such time as the Company’s Obligations and such other terms and obligations as required by this Agreement have been met in full (the “Closing”), or at such other time and place as the Company and Holders mutually agree in writing (the “Closing Date”). As of a condition of Closing, and in no event later than ten (10) business days of the Effective Date of this Agreement (“Execution Deadline”) each party hereto shall have signed this Agreement and such signed signature pages shall be collected by and held in escrow by Grushko & Mittman, PC to be returned to each party hereto if not received by the Execution Deadline. At the Closing, the following mandatory events shall automatically occur (such mandatory events provided in this Section 2, shall be referred to as the “Debt Restructuring”). Provided all of the Company’s obligations described in this Agreement have been fully complied with, each of the parties hereto agree to the following Debt Restructuring terms and conditions:

a)	A mandatory conversion of Holders’ Notes into the Company’s Common Stock in the post-split amounts as set forth on Schedule A hereto.

b)
Trading Volume Restrictions – Commencing on the date of this Agreement and ending on July 30, 2020, each of the parties hereto agree to the following sale restrictions in any given calendar month as calculated on the last day of each preceding 30-day period thereto:

(i)	Palladium may sell up to 5% of the Company’s outstanding shares (post-split) beneficially owned by it.

(ii)	Finkelstein may sell up to 5% of the Company’s outstanding shares (post-split) beneficially owned by him.

(iii)	Mittman may sell up to 5% of the Company’s outstanding shares (post-split) beneficially owned by her.

(iv)	Coventry may sell up to 10% of the Company’s outstanding shares (post-split) beneficially owned by it.

(v)	Alpha may sell up to 25% of the Company’s outstanding shares (post-split) beneficially owned by it.

(vi)	EMA may sell up to 15% of the Company’s outstanding shares (post-split) beneficially owned by it.

c)	Upon full compliance by the Company with all of its obligations described in this Agreement, the Holders will release to the Company such Holders’ security interest in Fan Pass.

d)	Upon full compliance by the Company with all of its obligations described in this Agreement the Company will have cancelled all Fan Pass issuances (if any) and will be the owner of 100% of Fan Pass.

Failure by the Company to abide by all the terms and conditions set forth in this Agreement, and/or breach by the Company of any representation, warranty, or covenant made herein shall render the Agreement null and void and each Holder shall automatically be entitled to all of its rights, and privileges under their respective Notes.

4.            Representations and Warranties of the Company and Fan Pass. Each of the Company and Fan Pass hereby represents and warrants to Holders that:

4.1          Organization, Good Standing and Qualification. Each of the Company and Fan Pass are corporations duly organized, validly existing and in good standing under the laws of the State of Nevada. Each of the Company and Fan Pass are duly qualified to transact business and are in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on their businesses or properties.

4.2          Authorization. All corporate action on the part of each of the Company, Fan Pass, their officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company and Fan Pass hereunder, and the issuances pursuant to this Agreement have been given on or prior to the date hereof.

4.3          Valid Issuance of the Shares. The Shares when issued and delivered in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable.

4.4          Compliance with Laws. Except as set forth in the reports filed by the Company under the Exchange Act with the Securities and Exchange Commission in the twelve (12) months preceding the date hereof, the Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect on its business, and the Company has not received written notice of any such violation.

4.5          Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any person, not already obtained, is required in connection with the execution and delivery of this Agreement by the Company and Fan Pass or the consummation by the Company and Fan Pass of the transactions provided for herein and therein.

4.6          Acknowledgment Regarding Holder’s Purchase of the Shares. The Company and Fan Pass acknowledge and agree that each of the Holders are acting solely in the capacity of an arm’s length Holder with respect to this Agreement and the transactions contemplated hereby and thereby. The Company and Fan Pass further acknowledge that none of the Holders are acting as a financial advisor or fiduciary of the Company and/or Fan Pass (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and thereby. Each of the Company and Fan Pass further represents to each Holder that the Company’s and Fan Pass’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company, Fan Pass and their representatives.

4.7          No Group. The Company acknowledges that, to the Company’s knowledge, each of the Holders is acting independently in connection with this Agreement and the transactions contemplated hereby, and is not acting as part of a “group” as such term is defined under Section 13(d) of the Securities Act and the rules and regulations promulgated thereunder.

4.8          Validity; Enforcement; No Conflicts. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and Fan Pass and shall constitute the legal, valid and binding obligations of the Company and Fan Pass enforceable against the Company and Fan Pass in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Company and Fan Pass of this Agreement to which the Company and Fan Pass are parties and the consummation by the Company and Fan Pass of the transactions contemplated hereby and thereby will not: (i) result in a violation of the organizational documents of the Company or Fan Pass, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company and Fan Pass are parties or by which they are bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Company and Fan Pass, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company and Fan Pass to perform their obligations hereunder.

4.9          Disclosure. The Company and Fan Pass confirm that neither they nor any other person acting on their behalf have provided the Holders or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company and Fan Pass understand and confirm that the Holders will rely on the foregoing representations in effecting transactions in the Securities.

4.10        No Consideration Paid. No commission or other remuneration has been paid by any Holder (or any of its agents or affiliates) to the Company or Fan Pass related to this Agreement.

4.11        Outstanding Debt. The Company and Fan Pass confirm that Schedule A represents the complete list of all Company and Fan Pass debt, and Notes outstanding. The Company and Fan Pass confirm that the amounts reflected in Schedule A reflect the original principal outstanding under those Notes as of the date hereof, and does not reflect any fees, penalties, default interest, default sums, liquidated damages, etc.

4.12        No Governmental Review. No United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the Securities nor have such authorities passed upon or endorsed the merits of the Securities.

5.            Representations and Warranties of the Holder. Each Holder hereby represents, warrants and covenants that:

5.1          Authorization. The Holder has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby.

5.2          Accredited Holder Status; Investment Experience. The Holder is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D. The Holder can bear the economic risks of its investment in the Securities which were made prior to the date hereof.

5.3          Reliance on Exemptions. The Holder understands that the Securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

5.4           [Intentionally Omitted].

5.5           [Intentionally Omitted].

5.6          Validity; Enforcement; No Conflicts. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby and thereby will not: (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Holder, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

5.7          Ownership of the Notes. The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Note(s) as listed on Schedule A. The Holder has full power and authority to transfer and dispose of the Notes to the Company free and clear of any right or Lien (as defined below). Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right, of any Person to acquire all or any part of the Notes. As used herein, “Liens” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

5.8          No Consideration Paid. No commission or other remuneration has been paid by the Holder (or any of its agents or affiliates) to the Company or Fan Pass in connection with this Agreement.

5.9          Transfer or Re-sale. Each Holder understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the Securities Act, (b) the Holder shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144)) of the Holder who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Holder, or (d) the Securities are sold pursuant to Rule 144, and the Holder shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule 144 and further, if said Rule 144 is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

5.10        Note(s) Balance(s) . Each Holder confirms, and agrees each of its Notes referenced on Schedule A represents the complete list of and all Notes outstanding, and represents and warrants that the amounts reflected in Schedule A do not reflect any fees, penalties, default interest, default sums, liquidated damages, etc, rather the amounts on Schedule A represent only the current principal amount of such Notes.

6.	Additional Covenants.

6.1          Disclosure. The Company shall timely file a Current Report on Form 8-K (collectively, the “8-K Filing”) disclosing the terms of this Agreement with the Commission. Other than the terms of this Agreement which shall be disclosed in the Form 8-K filing, the Holders shall not be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.

6.2          Listing and Electronic Transfer. The Company shall use its best efforts to maintain the listing or designation for quotation (as applicable) of its Common Stock upon each national securities exchange and automated quotation system on which the Common Stock is currently listed or designated while such securities are outstanding. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.2. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

6.3          Tacking. Subject to the truth and accuracy of the Holder’s representations set forth in Section 5 of this Agreement, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, Common Stock issued in exchange for the Notes will tack back to the original date of closing and/or funding of the Notes (as applicable) all pursuant to Rule 144 and the Company agrees not to take a position to the contrary.

6.4          Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the issuance of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

6.5          Reservation.

(a)       The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the terms of the Notes, and this Agreement in such amounts as may be required to fulfill any and all of its obligations in full under this Agreement (“Required Minimum Reserves”).

(b)       If, on any date following the Closing, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum Reserves on such date, then the Board of Directors shall amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum Reserves at such time, as soon as possible and in any event not later than the 60th day after such date.

6.6          Indemnification of Holder. Subject to the provisions of this Section 6.6, each of the Company, Fan Pass and Company Principals (“Indemnifiers”) will indemnify and hold each Holder and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, an “Holder Party” together “Holder Parties”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Holder Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Indemnifiers, or (b) any action instituted against the Holder Parties in any capacity, or any of them or their respective affiliates, by any stockholder of the Company who is not an affiliate of such Holder Party, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of such Holder Party’s representations, warranties or covenants under this Agreement or any agreements or understandings such Holder Party may have with any such stockholder or any violations by such Holder Party of state or federal securities laws or any conduct by such Holder Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Holder Party in respect of which indemnity may be sought pursuant to this Agreement, such Holder Party shall promptly notify the Indemnifiers in writing, and the Indemnifiers shall have the right to assume the defense thereof with counsel of each of its own choosing reasonably acceptable to the Holder Party. Any Holder Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holder Party except to the extent that (i) the employment thereof has been specifically authorized by the Indemnifiers in writing, (ii) the Indemnifiers have failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of Indemnifiers and the position of such Holder Party, in which case Indemnifiers shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. Indemnifiers will not be liable to any Holder Party under this Agreement (y) for any settlement by a Holder Party effected without the Indemnifiers’ prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Holder Party’s breach of any of the representations, warranties, covenants or agreements made by such Holder Party in this Agreement. The indemnification required by this Section 6.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Holder Party against the Indemnifiers or others and any liabilities the Indemnifiers may be subject to pursuant to law.

6.7          Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, which shall be disclosed pursuant to Section 6.1, the Company covenants and agrees that neither it, nor any other person acting on its behalf will provide any Holder or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Holder shall have consented to the receipt of such information in writing and agreed with the Company to keep such information confidential. The Company understands and confirms that each Holder shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Holder without such Holder’s consent, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality to Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, or a duty to the Company, and of its subsidiaries or any of their respective officers, directors, agents, employees or affiliates not to trade on the basis of, such material, non-public information, provided that the Holder shall remain subject to applicable law. To the extent that any notice provided pursuant to this Agreement constitutes, or contains material, non-public information regarding the Company or any subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Holder shall be relying on the foregoing covenant in effecting transactions in Securities of the Company.

6.8          Shareholder Rights Plan. No claim will be made or enforced by the Company or Fan Pass or, with the consent of the Company, or any other person, that any Holder is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company or Fan Pass, or that any Holder could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving the Securities under this Agreement or under any other agreement between the Company or Fan Pass and the Holder.

6.9          Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Holder or its nominee, for the Shares in such amounts as specified from time to time by the Holder to the Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”) . In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the this Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Company. Prior to registration of the Shares under the Securities Act or the date on which the Shares may be sold pursuant to Rule 144 without any restriction as to the number of Shares as of a particular date that can then be immediately sold, all such certificates shall bear a restrictive legend. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section, and stop transfer instructions to give effect to Section 6.9 hereof (in the case of the Shares, prior to registration of the Shares under the Securities Act or the date on which the Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for Shares to be issued to the Holder as and when required by this Agreement; and (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Shares issued to the Holder upon exercise of or otherwise pursuant to this Agreement. Nothing in this Section shall affect in any way the Holder’s obligations to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Shares. If the Holder provides the Company, at the cost of the Company, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act and such sale or transfer is effected or (ii) the Holder provides reasonable assurances that the Shares can be sold pursuant to Rule 144, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Holder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.10        Maintenance of Registration. Until the time that no Holder owns the Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

6.11        Legend Removal. Certificates evidencing the Shares shall not contain any legend: (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144, (iii) if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel, at the expense of the Company, to issue a legal opinion to the transfer agent promptly if required by the transfer agent to effect the removal of the legend hereunder. At any time when there is an effective registration statement to cover the resale of the Shares, or if such Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section, it will, no later than five (5) trading days following the delivery by a Holder to the Company or the transfer agent of a certificate representing the Shares issued with a restrictive legend (such fifth (5th) trading day, the “Legend Removal Date”), deliver or cause to be delivered to such Holder a certificate representing such Shares that is free from all restrictive and other legends (however, the Company shall use reasonable best efforts to deliver such Shares within three (3) trading days). The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth by the Commission.

6.12        Legend Removal Default. In addition to such Holder’s other available remedies, the Company shall pay to a Holder, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares (based on the greater of the VWAP of the Common Stock on the date such Shares are submitted to the transfer agent or the aggregate purchase price of such shares) delivered for removal of the restrictive legend, subject to Section 6.11, $10 per trading day (increasing to $20 per trading day from and after the eleventh (11th) such trading day) for each trading day following the Legend Removal Date until such Common Stock certificate is delivered without a legend. Nothing herein shall limit such Holder’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Shares as required by this Agreement, and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

6.13        DWAC. In lieu of delivering physical certificates representing the unlegended Shares, upon request of a Holder, so long as the certificates therefor do not bear a legend and the Holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the unlegended Shares by crediting the account of Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal At Custodian system, provided that the Company’s Common Stock is DTC eligible and the Company’s transfer agent participates in the Deposit Withdrawal at Custodian system. In any event, such delivery must be made on or before the Legend Removal Date.

6.14        Injunction. In the event a Holder shall request delivery of Shares as described in this Section and the Company is required to deliver such shares, the Company may not refuse to deliver Shares based on any claim that such Holder or anyone associated or affiliated with such Holder has not complied with Holder’s obligations under this Agreement, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such unlegended Shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Holder in the amount of the greater of (i) 120% of the amount of the aggregate purchase price of the Shares which are subject to the injunction or temporary restraining order, or (ii) the VWAP of the Common Stock on the trading day before the issue date of the injunction multiplied by the number of Shares to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent Holder obtains judgment in Holder’s favor.

6.15        Buy-In. In addition to any other rights available to Holder, if the Company fails to deliver to a Holder, Shares as required pursuant to this Agreement and after the Legend Removal Date, the Holder, or a broker on the Holder’s behalf, purchases (in an open market transaction or otherwise) Shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Shares of Common Stock which the Holder was entitled to receive in unlegended form from the Company (a “Buy-In”), then the Company shall promptly pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount, if any, by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the Shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the Shares of Common Stock delivered to the Company for reissuance as unlegended Shares, together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Holder purchases Shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of Shares of Common Stock delivered to the Company for reissuance as unlegended Shares, the Company shall be required to pay the Holder $1,000, plus interest, if any. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

6.16        Capital Changes. Except for the reverse stock split referred to in Section 1(a) above, the Company or its subsidiaries shall not undertake a reverse or forward stock split or reclassification of the Common Stock and/or the creation of another class of common stock or common stock equivalents without the Holders’ prior written consent. Furthermore, the Company will not issue any shares of common stock or common stock equivalents in Fan Pass. Issuances of any common stock or common stock equivalents of Fan Pass will be a violation of the terms of this Agreement.

6.17        Indebtedness .. For so long as a majority in original principal amount of the Notes is outstanding, the Company and Fan Pass will not incur any Indebtedness.

6.18        Seniority. Until the Notes are fully satisfied or converted, the Company shall not grant nor allow any security interest to be taken in any assets of the Company, its subsidiaries, or Fan Pass; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or Fan Pass or any right to payment equity to or superior to any right of the Holder as holder of the Notes in or to such assets or payment, nor issue or incur any debt.

6.19        Furnishing of Information; Public Information. If at any time the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Holder’s other available remedies, the Company shall pay to a Holder, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay, an amount in cash equal to 2% of the aggregate purchase price of such Holder’s Shares held by such Holder on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) until the date such Public Information Failure is cured. The payments to which a Holder shall be entitled pursuant to this Section 6.19 are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Holder’s right to pursue actual damages for the Public Information Failure, and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

6.20        Ownership of Fan Pass . The Company represents that as of the date of Closing, the Company will be the owner of 100% of Fan Pass, Inc.

6.21        Pari Passu. Except as otherwise set forth herein, all rights of Holders and all actions taken by the Company with respect to the Holders shall be made and taken pari passu.

7.	Miscellaneous.

7.1          Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2          Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.3          Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.4          Notices .. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

Friendable, Inc.
1821 S. Bascom Avenue, Suite 353
Campbell, California 95008
Attn: Robert A. Rositano, Jr., CEO

with copies (which shall not constitute notice) to:

EAD Law Group, LLC
8275 S. Eastern, Suite 200
Las Vegas, NV 89123
Attn: Elaine A. Dowling, Esq.

If to Fan Pass:

Fan Pass, Inc.
1821 S. Bascom Avenue, Suite 353
Campbell, California 95008
Attn: Robert A. Rositano, Jr., CEO

with copies (which shall not constitute notice) to:

EAD Law Group, LLC
8275 S. Eastern, Suite 200
Las Vegas, NV 89123
Attn: Elaine A. Dowling, Esq.

If to any Holders:

To the names, addresses and fax numbers identified below each respective Party’s signature hereto with copies (which shall not constitute notice) to:

Grushko & Mittman, P.C.
515 Rockaway Avenue
Valley Stream, NY 11581
Attn: Barbara R. Mittman, Esq.

If to a Holder, to its address, facsimile number and email address set forth on its signature page hereto, or to such other address, facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service.

7.5          Finder’s Fees. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. The Company and Fan Pass shall indemnify and hold harmless the Holders from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company, Fan Pass or any of their officers, employees or representatives is responsible.

7.6          Amendments and Waivers . Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, Fan Pass and all of the Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Holders, the Company and Fan Pass, provided that no such amendment shall be binding on a Holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

7.7          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.8          Entire Agreement. This Agreement represents the entire agreement and understanding between the parties concerning the restructuring and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

7.9          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.10         Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

7.11         No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.12         Survival. The representations, warranties and covenants of the Company, Fan Pass, the Company Principals, and the Holders contained herein shall survive the Closing and delivery of the Securities.

7.13         Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.14         No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first indicated above.

Friendable, Inc.

By:

ROBERT A. ROSITANO JR.
Its:	CEO

Fan Pass, Inc.

By:

ROBERT A. ROSITANO JR.
Its:	CEO

Alpha Capital Anstalt

By:

Its:

Coventry Enterprises, LLC

By:

Its:

Palladium Capital Advisors, LLC

By:

Its:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first indicated above.

Friendable, Inc.

By:

Its:

Fan Pass, Inc.

By:

Its:

Alpha Capital Anstalt

By:

Its:	Konrad Ackermann, Director

Coventry Enterprises, LLC

By:

Its:

Palladium Capital Advisors, LLC

By:

Its:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first indicated above.

Friendable, Inc.

By:

Its:

Fan Pass, Inc.

By:

Its:

Alpha Capital Anstalt

By:

Its:

Coventry Enterprises, LLC

By:

Its:

Palladium Capital Advisors, LLC

By:

Its:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first indicated above.

Friendable, Inc.

By:

Its:

Fan Pass, Inc.

By:

Its:

Alpha Capital Anstalt

By:

Its:

Coventry Enterprises, LLC

By:

Its:

Palladium Capital Advisors, LLC

By:	Joel Padowitz

Its:	Chief Executive Officer

Michael Finkelstein

By:

Its:	Consultant

EMA Financial, LLC

By:

Its:

Robert A. Rositano Jr.

By:

Its:	CEO – Director

Dean Rositano

By:

Its:	CTO – Director

Frank Garcia

By:

Its:	CFO

Michael Finkelstein

By:

Its:

EMA Financial, LLC

By:

Its:	Jamie Beitler

Robert A. Rositano Jr.

By:

Its:

Dean Rositano

By:

Its:

Frank Garcia

By:

Its:

Michael Finkelstein

By:

Its:

EMA Financial, LLC

By:

Its:

Robert A. Rositano Jr.

By:

Its:	CEO – Director

Dean Rositano

By:

Its:	CTO – Director

Frank Garcia

By:

Its:	CFO

Checkmate Mobile, Inc.

By:
Dean Rositano –
Its:	CTO

Barbara R. Mittman

By:

Its:

Checkmate Mobile, Inc.

By:

Its:

Barbara R. Mittman

By:

Its:

SCHEDULE A

Note	Issuance	Net Principal ($)	Int Rate	Mat Date
Alpha Capital 08-05-15	5-Aug-15	474,900	7%	5-Feb-17
Alpha Capital 01-27-16	27-Jan-16	250,000	7%	27-Jul-17
Alpha Capital 03-08-16	8-Mar-16	110,000	7%	8-Sep-17
Alpha Capital 05-17-16	17-May-16	100,000	7%	8-Sep-17
Alpha Capital 05-19-16	19-May-16	110,000	7%	8-Sep-17
Alpha Capital 06-02-16	2-Jun-16	160,000	7%	2-Jun-17
Alpha Capital 06-15-16	15-Jun-16	50,000	7%	15-Jun-17
Alpha Capital 07-07-16	7-Jul-16	50,000	7%	8-Sep-17
Alpha Capital 08-04-16	4-Aug-16	110,000	7%	8-Sep-17
Alpha Capital 08-15-16	15-Aug-16	157,000	7%	8-Sep-17
Alpha Capital 09-12-16	12-Sep-16	83,000	7%	8-Sep-17
Alpha Capital 10-07-16	7-Oct-16	465,000	7%	7-Apr-18
Alpha Capital 11-07-16	7-Nov-16	295,000	7%	7-May-18
Alpha Capital 12-12-16	12-Dec-16	295,000	7%	12-Jun-18
Alpha Capital 01-18-17	18-Jan-17	295,000	7%	7-Apr-18
Alpha Capital 07-21-17	21-Jul-17	790,965	10%	21-Jul-18
Alpha Capital 07-21-17	14-Aug-18	30,000	10%	31-Dec-18
Coventry 02-17-15 a	17-Feb-15	102,135	8%	17-Feb-16
Coventry 02-17-15 b	17-Feb-15	5,000	8%	17-Feb-16
Coventry 02-27-15	27-Feb-15	37,500	8%	27-Feb-16
Coventry 03-19-15 b	19-Mar-15	53,551	8%	19-Mar-16
Coventry 03-19-15 c	19-Mar-15	8,000	8%	19-Mar-16
Coventry BE 06-02-15 PF note 05-03-16	3-May-15	45,965	8%	3-May-17
Coventry 05-11-15	11-May-15	50,000	8%	10-May-16
Coventry 06-02-15	2-Jun-15	29,500	8%	1-Jun-16
Coventry 2 - 06-02-15	2-Jun-15	45,966	8%	1-Jun-16
Coventry Repl Carebourn 06-02-15	2-Jun-15	10,000	8%	1-Jun-16
Coventry Repl JABRO 06-02-15	2-Jun-15	58,540	8%	1-Jun-16
Coventry Repl LG 06-02-15	2-Jun-15	35,408	8%	1-Jun-16
Coventry Repl Union 06-02-15	2-Jun-15	20,758	8%	1-Jun-16
Coventry BE 03-27-15 Note 06-11-15	11-Jun-15	50,000	8%	10-Jun-16
Coventry 06-18-15	16-Jun-15	30,464	8%	15-Jun-16
Coventry Repl Carebourn 06-19-15	19-Jun-15	30,000	8%	18-Jun-16
Coventry Repl LG 06-19-15	19-Jun-15	35,408	8%	18-Jun-16
Coventry BE 02-27-15 note 06-24-15	24-Jun-15	37,500	8%	23-Jun-16
Coventry BE 02-12-15 note 06-24-15	24-Jun-15	35,000	8%	23-Jun-16
Coventry BE 03-12-15 Note 06-24-15	24-Jun-15	37,500	8%	23-Jun-16
Coventry BE 10-07-14 note 07-07-15	7-Jul-15	75,000	8%	7-Oct-15
Coventry 08-01-15	1-Aug-15	17,408	8%	4-Aug-16
Coventry Repl Carebourn 08-01-15	1-Aug-15	30,000	8%	1-Aug-16
Coventry Repl LG 08-01-15	1-Aug-15	35,408	8%	1-Aug-16
Coventry 09-21-15	21-Sep-15	64,744	8%	21-Sep-16

Note	Issuance	Net Principal ($)	Int Rate	Mat Date
Coventry 03-08-16	8-Mar-16	90,000	7%	8-Sep-17
Coventry BE 05-11-15 note 05-03-16	3-May-16	50,000	8%	3-May-17
Coventry 05-03-16	3-May-16	50,000	8%	3-May-17
Coventry BE 06-02-15 note 05-03-16	3-May-16	29,500	8%	3-May-17
Coventry 05-24-16	24-May-16	61,571	8%	24-May-17
Coventry BE 06-19-15 note 05-24-16	24-May-16	30,464	8%	24-May-17
Coventry 05-26-16	26-May-16	157,500	8%	26-May-17
Coventry 06-15-16	15-Jun-16	5,000	8%	15-Jun-17
Coventry 08-04-16	4-Aug-16	110,000	7%	4-Aug-17
Coventry 08-15-16	15-Aug-16	157,500	7%	15-Aug-17
Coventry 09-08-16	8-Sep-16	80,000	7%	8-Sep-17
Coventry 11-11-16	11-Nov-16	80,000	7%	11-Nov-17
Coventry 12-06-16	6-Dec-16	88,000	7%	6-Dec-17
Coventry 01-09-17	9-Jan-17	84,000	7%	9-Jan-18
Coventry 03-13-17	3-Mar-17	32,000	7%	3-Mar-18
Coventry 04-07-17	7-Apr-17	25,000	8%	7-Apr-18
Coventry 05-03-17	3-May-17	27,000	8%	3-May-18
Coventry 06-02-17	2-Jun-17	27,000	8%	2-Jun-18
EMA 02-02-17	2-Feb-17	90,198.25	8%	2-Feb-17
EMA 03-15-17	15-Mar-17	96,000	8%	15-Mar-18
EMA 05-05-17	5-May-17	30,000	8%	5-May-18
Palladium Capital 08-05-15	5-Aug-15	18,750	7%	5-Feb-17
Palladium Capital 01-26-2016	27-Jan-16	18,750	7%	27-Jul-17
Palladium Capital 03-08-16	8-Mar-16	5,000	7%	8-Sep-17
Palladium Capital 05-17-16	17-May-16	2,500	7%	8-Sep-17
Palladium Capital 05-19-16	19-May-16	2,750	7%	8-Sep-17
Palladium Capital 06-02-16	2-Jun-16	4,000	7%	2-Jun-17
Palladium Capital 06-15-16	15-Jun-16	1,250	7%	15-Jun-17
Palladium Capital 07-08-16	7-Jul-16	1,250	7%	8-Sep-17
Palladium Capital 08-04-16	4-Aug-16	2,750	7%	8-Sep-17
Palladium Capital 08-15-16	15-Aug-16	3,925	7%	8-Sep-17
Palladium Capital 09-12-16	12-Sep-16	2,075	7%	8-Sep-17
Palladium Capital 07-31-17	21-Jul-17	24,000	10%	21-Jul-18
Barbara Mittman 01-02-19	02-Jan-19	10,000	10%	31-Dec-19
Michael Finkelstein 01-02-19	02-Jan-19	10,000	10%	31-Dec-19

Total		6,314,353

Post-Split Shares of the Company’s Common stock to be issued upon mandatory conversion of the Notes:

Alpha Capital Anstalt	3,244,572 shares
Coventry Enterprises,	1,808,017 shares
EMA Financial , LLC	250,000 shares
Michael Finkelstein	200,000 shares
Palladium Capital Advisors, LLC	200,000 shares
Barbara R. Mittman	200,000 shares

SCHEDULE B

Fan Pass Cap Table	Ownership Shares	%	DATE RECEIVED
Alpha Capital	1,800,000	11.5%	10/04/18
Barbara Mittman	800,000	5.1%	7/13/18
Palladium	800,000	5.1%	7/16/18
Steve Prust	600,000	3.8%	7/30/18
J.P. Carey, INC	75,000	0.5%	8/20/18
Stuart Lane / Global Discovery Group	75,000	0.5%	8/28/18
Nolan Quan	1,650,000	10.5%	8/23/18
JRT Properties, LLC	1,900,000	12.1%	8/23/18
Konsultere, LLC	150,000	1.0%	8/22/18
World Market Ventures	250,000	1.6%	8/16/18
Robert Rositano	1,225,000	7.8%	8/28/18
Dean Rositano	1,981,000	12.7%	8/28/18
Frank Garcia	696,000	4.4%	8/16/18
Michael Finklestein	300,000	1.9%	8/30/18
EMA	400,000	2.6%	9/13/18
Coventry	400,000	2.6%	9/13/18
Larry Hylton	400,000	2.6%	8/21/18
Integrity	74,000	0.5%
Ovlia Santiago	74,000	0.5%	8/14/18
Proposed Friendable Distribution	2,000,000	12.8%
TOTAL	15,650,000	100.0%

Preferred Shares		Name
Preferred A Shares	480	Alpha Capital
Preferred B Shares	1	Originally purchased by Michael Finklestien, was cancelled and returned to the company and re-purchased by Robert A Rositano Jr

SCHEDULE C

Vendors and Employees – Current Debt

See Attached

EXHIBIT C

DEBT HOLDER	WRITE OFF AMOUNT
Checkmate Mobile INC	600,000
Robert Rositano	175,000
Dean Rositano	175,000
Frank Garcia	50,000
TOTAL	1,000,000

February 28, 2019

Friendable, Inc.
1821 S. Bascom Ave.
Campbell, Ca 95008

Att: Frank Garcia – CFO
RE: Robert A. Rositano Jr./Debt Write Off

Frank,

Please allow this letter to serve as confirmation that a portion of monies owed to me personally, by Friendable is to be written off. I, Robert A. Rositano Jr. deem $175,000 of current monies owed un-collectible and as such will be relieving Friendable, Inc. of $175,000 in debt or accounts payable.

Thank you,

Robert A. Rositano Jr.
CEO – Friendable, Inc.
Robert@friendable.com
855-473-7473

February 28, 2019

Friendable, Inc.
1821 S. Bascom Ave.
Campbell, Ca 95008

Att: Frank Garcia – CFO
RE: Dean Rositano/Debt Write Off

Frank,

Please allow this letter to serve as confirmation that a portion of monies owed to me personally, by Friendable is to be written off. I, Dean Rositano deem $175,000 of current monies owed un-collectible and as such will be relieving Friendable, Inc. of $175,000 in debt or accounts payable.

Thank you,

Dean Rositano
President/CTO – Friendable, Inc.
dean@friendable.com
855-473-7473 xt. 702

February 28, 2019

Friendable, Inc.
1821 S. Bascom Ave.
Campbell, Ca 95008

Att: Robert Rositano – CEO

RE: Frank Garcia/Debt Write Off

Robert,

Please allow this letter to serve as confirmation that a portion of monies owed to me personally, by Friendable is to be written off. I, Frank Garcia deem $50,000 of current monies owed un-collectible and as such will be relieving Friendable, Inc. of $50,000 in debt or accounts payable.

Thank you,

Frank Garcia

CREDIT MEMO Date: 2/28/2019 Credit #011

Checkmate Mobile, Inc.	TO	Frank Garcia	JOB	Past Due - Hosting and Software
Phone: 800-263-5547		Friendable, Inc		Development fees forgiveness
Fax: 408-547-0110		Phone: 855-473-7473
Customer ID: Friendable

QUANTITY	ITEM #	DESCRIPTION	UNIT PRICE	LINE TOTAL
1	Credit	Write off and reduction in total amounts owed, due to uncollectible debt. Credit will be applied to the oldest invoices first.	-600,000	-600,000

			SUBTOTAL	-600,000.00
			SALES TAX	0
			TOTAL	-600,000.00

EXHIBIT D

Rights to Shares Agreement

See Attached.

RIGHT TO SHARES AGREEMENT

This Right to Shares Agreement, dated and effective as of March ___, 2019 (“Agreement”) constitutes an agreement between Friendable, Inc., a Nevada corporation (the “Company”) and the parties identified on the signature page hereto (each a “Holder” and collectively, “Holders”).

WHEREAS, on the dates and in the principal amounts set forth on Schedule A hereto, the Company entered into securities purchase agreements (collectively, “Purchase Agreements”) with each of the Holders separately pursuant to which Company issued to the Holders convertible notes (each a “Note” collectively the “Notes”) convertible into $0.00001 par value common stock of the Company (the “Common Stock”) as per the terms therein; and

WHEREAS, on March __, 2019, the Company and Holders entered into that certain Debt Restructuring Agreement (” Restructuring Agreement”) providing for, among other things, the mandatory conversion of Holders’ debt into shares of the Company’s Common Stock as well as the issuance of shares of Common Stock to certain of the Holders in the amounts described on Schedule A hereto (“Restructuring Agreement”); and

WHEREAS, on the Closing Date as defined in the Restructuring Agreement, the Holders will convert all the Notes into such number shares of Common Stock as set out in the Restructuring Agreement, attached hereto (the “Shares”); and

WHEREAS, the application of certain beneficial ownership limitations with regard to each of the Notes restricts the receipt by each Holder of more than 4.99% of the Company’s outstanding Common Stock as described in the Notes (the “Beneficial Ownership Limitation”); and

WHEREAS, in lieu of issuing all of the Shares upon Closing (as defined in the Restructuring Agreement), the Company and the Holders have agreed to enter into this Agreement whereby the Company will, upon the Closing of the Restructuring Agreement , issue to each Holder not more than 4.99% of the Company’s outstanding shares at the time of issuance, the exact share number will be provided by each Holder to the Company upon Closing , and subject to the terms and conditions set forth herein, from time to time, the Company shall be obligated to issue to each of the Holders and each of the Holders shall have the right to the issuance of up to the aggregate of Shares set forth on Schedule A of the Restructuring Agreement, subject to adjustment hereunder and in the Restructuring Agreement (the “Reserved Shares” and such right of each Holder, the “Right”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

Section 1.              Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreements, Notes, and, or Restructuring Agreement and other instruments governing the Notes.

Section 2.              Issuance, Delivery and Limitations.

Section 2.1            Issuance of Right in Lieu of Share Issuance. In the event that the Reserved Shares amount Holder is entitled to is above the 4.99% cap referenced above, in lieu of issuing all of the Reserved Shares to the Holders on the Closing Date pursuant to the Restructuring Agreement, the Company hereby grants the Right to each Holder, but will initially deliver only such number of Reserved Shares equal to but not exceeding 4.99% of the Company’s shares outstanding. The Company and the Holders hereby agree that no additional consideration is payable in connection with the issuance of the Reserved Shares.

Section 2.2            Right of Issuance of Shares. Subject to the terms hereof, the exercise of the Right may be made, in whole or in part, at any time from time to time on or after the Closing of the Restructuring Agreement by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile or email copy of the Notice of Issuance Form annexed hereto as Exhibit A. Partial exercises of the Right resulting in issuances of a portion of the total number of Reserved Shares each Holder is entitled to hereunder shall have the effect of lowering the outstanding number of Reserved Shares hereunder in an amount equal to the applicable number of Reserved Shares issued. Each of the Holders and the Company shall maintain records showing the number of Reserved Shares issued and the date of such issuances. The Company shall deliver any objection to any Notice of Issuance Form within one (1) Business Day of receipt of such notice.

Section 2.3            Delivery of Certificates. Certificates for the Reserved Shares issued hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) by the date that is three (3) Trading Days after the delivery to the Company of the Notice of Issuance (such date, the “Share Delivery Date”). The Reserved Shares shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such Reserved Shares for all purposes, as of the date the Right has been exercised. The Reserved Shares upon issuance will be unlegended free-trading and not subject to transfer restrictions. The Company will provide to the Transfer Agent (and any successor to the Transfer Agent) at its own expense any legal opinion requested or required by Transfer Agent to effectuate the issuance of the Reserved Shares without any legend as above described.

Section 2.4            Charges, Taxes and Expenses. Issuance of certificates for Reserved Shares shall be made without charge to such Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of such Holder. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Issuance or Conversions.

Section 2.5            Authorized Shares. The Company covenants that, during the period the Right is outstanding, it will for each Holder reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Reserved Shares upon the exercise of the Right. The Company further covenants that its entry into this Agreement shall constitute full authority to its officers who are charged with the duty of authorizing the issuance of the stock certificates to execute and issue the necessary certificates for the Reserved Shares upon the due exercise of the Right. The Company will take all such reasonable action as may be necessary to assure that such Reserved Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Reserved Shares which may be issued upon the exercise of the Right represented by this Agreement will, upon exercise of the Right, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Section 2.6            Impairment. Except and to the extent as waived or consented to by each Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of such Holder as set forth in this Agreement against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Reserved Shares above the par value in effect on the date of this Agreement, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Reserved Shares upon the exercise of the Right and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement.

Section 2.7            Authorizations. Before taking any action which would result in an adjustment in the number of Reserved Shares for which the Right provides, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

Section 2.8            Holder’s Limitations. Each Holder shall not have the right to exercise any portion of the Right, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Issuance, such Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation.

Section 2.9            Legal Opinion. The Company will provide an opinion of its counsel, at Company’s cost, provided however, that any of the Holders may in its sole discretion require the Company to provide an opinion of counsel at Company’s cost as may be required by the Company’s transfer agent confirming the commencement date of the holding period of the Reserved Shares as determined pursuant to Rule 144 as having commenced on the initial issue and/or closing dates of the Notes, and will provide at its own cost and expense such other opinions of its counsel and representations as may be required or necessary in the future in connection with the issuance and resales of the Reserved Shares.

Section 2.10         Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of the Right, pursuant to the terms hereof.

Section 2.11          Benefit of Contractual Rights. Subject to Section 2.12 of this Agreement, all contractual rights and benefits granted to the Holders under the Purchase Agreements and Restructuring Agreement are hereby granted to each Holder with respect to the Reserved Shares as if the Holder actually held the Reserved Shares.

Section 2.12          No Rights as Stockholder Until Exercise. With respect to the Reserved Shares, this Agreement does not entitle each Holder to any voting rights, or other rights as a holder of Common Stock of the Company prior to the exercise of the right to the extent possessing such rights would cause each Holder to exceed the Beneficial Ownership Limitation. It is the purpose of this Agreement that each Holder not be deemed the beneficial owner of Common Stock in excess of the Beneficial Ownership Limitation. To the extent not available prior to the exercise of the Right, each Holder shall have all of the rights of a Purchaser of Shares under the Notes and Restructuring Agreement and the Reserved Shares will be deemed Shares with respect to the amount of Reserved Shares demanded in a Notice of Issuance.

Section 3.              Dilution Protection and Liquidated Damages.

Section 3.1            Stock Dividends and Splits. Except for the Reverse Stock Split, if the Company, at any time while the Right exists: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the number of Reserved Shares issuable upon exercise of the Right shall be proportionately adjusted. Any adjustment made pursuant to this Section 3.1 shall become effective immediately upon the record date for the determination of stockholders entitled to receive such dividend or distribution (provided that if the declaration of such dividend or distribution is rescinded or otherwise cancelled, then such adjustment shall be reversed upon notice to each Holder of the termination of such proposed declaration or distribution as to any unexercised portion of the Right at the time of such rescission or cancellation) and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

Section 3.2           Compensation for Buy-In on Failure to Timely Deliver Certificates. In addition to any other rights available to the Holders, if the Company fails to cause the Transfer Agent to transmit to such Holder a certificate or the certificates (or credit via DWAC) representing the Reserved Shares pursuant to an exercise on or before the Share Delivery Date, and if after such date and prior to the delivery of such certificate or certificates the Holder is required to purchase (in an open market transaction or otherwise) or the Holder’s broker otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Reserved Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Reserved Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Right and equivalent number of Reserved Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded, and such Holder shall promptly return to the Company the certificates issued to such Holder pursuant to the rescinded Notice of Issuance) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if a Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Right as required pursuant to the terms hereof.

Section 3.3           Subsequent Rights Offerings. If Section 3.1 above does not apply, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of the Right (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in such Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Beneficial Ownership Limitation).

Section 3.4           Notice to Allow Exercise of Right. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of Common Stock, (C) the Company shall authorize the granting to all holders of Common Stock rights, or Notes to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. Holders shall remain entitled to exercise the Right during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4.              Miscellaneous.

Section 4.1           Transferability. Subject to compliance with any applicable securities laws and to the provisions of the Purchase Agreement and Restructuring Agreement, the Right and all rights hereunder (including, without limitation, any registration rights if applicable) are transferable, in whole or in part, upon written assignment substantially in the form attached hereto duly executed by Holders or their agents or attorneys and funds sufficient to pay any transfer taxes payable upon the making of such transfer of this Agreement delivered to the principal office of the Company or its designated agent. Upon such assignment and, if required, such payment, the Company shall enter into a new agreement with the assignee or assignees, as applicable, and this Agreement shall promptly be cancelled. The Right, if properly assigned in accordance herewith, may be exercised by a new holder for the issue of Reserved Shares without having a new agreement executed.

Section 4.2           Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holders shall operate as a waiver of such right or otherwise prejudice each of the Holder’s rights, powers or remedies.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Right to Shares Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

ALPHA CAPITAL ANSTALT	COVENTRY ENTERPRISES, LLC

By: Konrad Ackermann	By:
Its: Director	Its:

PALLADIUM CAPITAL ADVISORS, LLC	EMA FINANCIAL, LLC

By: Joel Padowitz	By: Jamie Beitler
Its: Chief Executive Officer	Its: Authorized Signatory

MICHAEL FINKELSTEIN	ROBERT A. ROSITANO JR.

DEAN ROSITANO	FRANK GARCIA

CHECKMATE MOBILE, INC.

By:	BARBARA R. MITTMAN
Its:

COMPANY

FRIENDABLE, INC.

By: Robert Rositano
Its: CEO

IN WITNESS WHEREOF, the parties hereto have caused this Right to Shares Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

ALPHA CAPITAL ANSTALT	COVENTRY ENTERPRISES, LLC

By: Konrad Ackermann	By:
Its: Director	Its:

PALLADIUM CAPITAL ADVISORS, LLC	EMA FINANCIAL, LLC

By: Konrad Ackermann	By: Jamie Beitler
Its: Director	Its: Authorized Signatory

MICHAEL FINKELSTEIN	ROBERT A. ROSITANO JR.

DEAN ROSITANO	FRANK GARCIA

CHECKMATE MOBILE, INC.

By:	BARBARA R. MITTMAN
Its:

COMPANY

FRIENDABLE, INC.

By: Robert Rositano
Its: CEO

IN WITNESS WHEREOF, the parties hereto have caused this Right to Shares Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

ALPHA CAPITAL ANSTALT	COVENTRY ENTERPRISES, LLC

By: Konrad Ackermann	By:
Its: Director	Its:

PALLADIUM CAPITAL ADVISORS, LLC	EMA FINANCIAL, LLC

By: Joel Padowitz	By: Jamie Beitler
Its: Chief Executive Officer	Its: Authorized Signatory

MICHAEL FINKELSTEIN	ROBERT A. ROSITANO JR.

DEAN ROSITANO	FRANK GARCIA

CHECKMATE MOBILE, INC.

By:	BARBARA R. MITTMAN
Its:

COMPANY

FRIENDABLE, INC.

By: Robert Rositano
Its: CEO

IN WITNESS WHEREOF, the parties hereto have caused this Right to Shares Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

ALPHA CAPITAL ANSTALT	COVENTRY ENTERPRISES, LLC

By: Konrad Ackermann	By:
Its: Director	Its:

PALLADIUM CAPITAL ADVISORS, LLC	EMA FINANCIAL, LLC

By: Konrad Ackermann	By: Jamie Beitler
Its: Director	Its: Authorized Signatory

MICHAEL FINKELSTEIN	ROBERT A. ROSITANO JR.

DEAN ROSITANO	FRANK GARCIA

CHECKMATE MOBILE, INC.

By: Dean Rositano –	BARBARA R. MITTMAN
Its: Press - CTO

COMPANY

FRIENDABLE, INC.

By: Robert Rositano Jr.
Its: CEO

IN WITNESS WHEREOF, the parties hereto have caused this Right to Shares Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

ALPHA CAPITAL ANSTALT	COVENTRY ENTERPRISES, LLC

By: Konrad Ackermann	By:
Its: Director	Its:

PALLADIUM CAPITAL ADVISORS, LLC	EMA FINANCIAL, LLC

By: Konrad Ackermann	By: Jamie Beitler
Its: Director	Its: Authorized Signatory

MICHAEL FINKELSTEIN	ROBERT A. ROSITANO JR.

DEAN ROSITANO	FRANK GARCIA

CHECKMATE MOBILE, INC.

By:	BARBARA R. MITTMAN
Its:

COMPANY

FRIENDABLE, INC.

By: Robert Rositano
Its: CEO

IN WITNESS WHEREOF, the parties hereto have caused this Right to Shares Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

ALPHA CAPITAL ANSTALT	COVENTRY ENTERPRISES, LLC

By: Konrad Ackermann	By:
Its: Director	Its:

PALLADIUM CAPITAL ADVISORS, LLC	EMA FINANCIAL, LLC

By: Konrad Ackermann	By: Jamie Beitler
Its: Director	Its: Authorized Signatory

MICHAEL FINKELSTEIN	ROBERT A. ROSITANO JR.

DEAN ROSITANO	FRANK GARCIA

CHECKMATE MOBILE, INC.

By: Dean Rositano –	BARBARA R. MITTMAN
Its: Press - CTO

COMPANY

FRIENDABLE, INC.

By: Robert Rositano Jr.
Its: CEO

IN WITNESS WHEREOF, the parties hereto have caused this Right to Shares Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

ALPHA CAPITAL ANSTALT	COVENTRY ENTERPRISES, LLC

By: Konrad Ackermann	By:
Its: Director	Its:

PALLADIUM CAPITAL ADVISORS, LLC	EMA FINANCIAL, LLC

By: Konrad Ackermann	By: Jamie Beitler
Its: Director	Its: Authorized Signatory

MICHAEL FINKELSTEIN	ROBERT A. ROSITANO JR.

DEAN ROSITANO	FRANK GARCIA

CHECKMATE MOBILE, INC.

By: Dean Rositano –	BARBARA R. MITTMAN
Its: Press - CTO

COMPANY

FRIENDABLE, INC.

By: Robert Rositano Jr.
Its: CEO

EXHIBIT A

NOTICE OF ISSUANCE

TO:          FRIENDABLE, INC.

(1) The undersigned hereby elects in accordance with the terms and conditions of the Right to Shares Agreement, dated as of March ___, 2019 (the “Right to Shares Agreement”), to exercise its Right to the issuance of ________ Reserved Shares of the Common Stock of FRIENDABLE, INC. (the “Company”) pursuant to the terms of the Right to Shares Agreement.

(2) Please issue a certificate or certificates representing said Reserved Shares in the name of the undersigned registered holder or in such other name as is specified below:

_______________________________

(3) The Reserved Shares shall be delivered by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4) The Reserved Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(5) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

__________________________________________________
[SIGNATURE OF HOLDER]

Name of Registered Holder: _________________________________________________________________________
Signature of Authorized Signatory of Registered Holder: __________________________________________________
Name of Authorized Signatory: __________________________________________________________________
Title of Authorized Signatory: ___________________________________________________________________
Date: ______________________________________________________________________________________

SCHEDULE A

Note	Issuance	Net Principal ($)	Int Rate	Mat Date
Alpha Capital 08-05-15	5-Aug-15	474,900	7%	5-Feb-17
Alpha Capital 01-27-16	27-Jan-16	250,000	7%	27-Jul-17
Alpha Capital 03-08-16	8-Mar-16	110,000	7%	8-Sep-17
Alpha Capital 05-17-16	17-May-16	100,000	7%	8-Sep-17
Alpha Capital 05-19-16	19-May-16	110,000	7%	8-Sep-17
Alpha Capital 06-02-16	2-Jun-16	160,000	7%	2-Jun-17
Alpha Capital 06-15-16	15-Jun-16	50,000	7%	15-Jun-17
Alpha Capital 07-07-16	7-Jul-16	50,000	7%	8-Sep-17
Alpha Capital 08-04-16	4-Aug-16	110,000	7%	8-Sep-17
Alpha Capital 08-15-16	15-Aug-16	157,000	7%	8-Sep-17
Alpha Capital 09-12-16	12-Sep-16	83,000	7%	8-Sep-17
Alpha Capital 10-07-16	7-Oct-16	465,000	7%	7-Apr-18
Alpha Capital 11-07-16	7-Nov-16	295,000	7%	7-May-18
Alpha Capital 12-12-16	12-Dec-16	295,000	7%	12-Jun-18
Alpha Capital 01-18-17	18-Jan-17	295,000	7%	7-Apr-18
Alpha Capital 07-21-17	21-Jul-17	790,965	10%	21-Jul-18
Alpha Capital 07-21-17	14-Aug-18	30,000	10%	31-Dec-18
Coventry 02-17-15 a	17-Feb-15	102,135	8%	17-Feb-16
Coventry 02-17-15 b	17-Feb-15	5,000	8%	17-Feb-16
Coventry 02-27-15	27-Feb-15	37,500	8%	27-Feb-16
Coventry 03-19-15 b	19-Mar-15	53,551	8%	19-Mar-16
Coventry 03-19-15 c	19-Mar-15	8,000	8%	19-Mar-16
Coventry BE 06-02-15 PF note 05-03-16	3-May-15	45,965	8%	3-May-17
Coventry 05-11-15	11-May-15	50,000	8%	10-May-16
Coventry 06-02-15	2-Jun-15	29,500	8%	1-Jun-16
Coventry 2 - 06-02-15	2-Jun-15	45,966	8%	1-Jun-16
Coventry Repl Carebourn 06-02-15	2-Jun-15	10,000	8%	1-Jun-16
Coventry Repl JABRO 06-02-15	2-Jun-15	58,540	8%	1-Jun-16
Coventry Repl LG 06-02-15	2-Jun-15	35,408	8%	1-Jun-16
Coventry Repl Union 06-02-15	2-Jun-15	20,758	8%	1-Jun-16
Coventry BE 03-27-15 Note 06-11-15	11-Jun-15	50,000	8%	10-Jun-16
Coventry 06-18-15	16-Jun-15	30,464	8%	15-Jun-16
Coventry Repl Carebourn 06-19-15	19-Jun-15	30,000	8%	18-Jun-16
Coventry Repl LG 06-19-15	19-Jun-15	35,408	8%	18-Jun-16
Coventry BE 02-27-15 note 06-24-15	24-Jun-15	37,500	8%	23-Jun-16
Coventry BE 02-12-15 note 06-24-15	24-Jun-15	35,000	8%	23-Jun-16
Coventry BE 03-12-15 Note 06-24-15	24-Jun-15	37,500	8%	23-Jun-16
Coventry BE 10-07-14 note 07-07-15	7-Jul-15	75,000	8%	7-Oct-15
Coventry 08-01-15	1-Aug-15	17,408	8%	4-Aug-16
Coventry Repl Carebourn 08-01-15	1-Aug-15	30,000	8%	1-Aug-16
Coventry Repl LG 08-01-15	1-Aug-15	35,408	8%	1-Aug-16
Coventry 09-21-15	21-Sep-15	64,744	8%	21-Sep-16

Note	Issuance	Net Principal ($)	Int Rate	Mat Date
Coventry 03-08-16	8-Mar-16	90,000	7%	8-Sep-17
Coventry BE 05-11-15 note 05-03-16	3-May-16	50,000	8%	3-May-17
Coventry 05-03-16	3-May-16	50,000	8%	3-May-17
Coventry BE 06-02-15 note 05-03-16	3-May-16	29,500	8%	3-May-17
Coventry 05-24-16	24-May-16	61,571	8%	24-May-17
Coventry BE 06-19-15 note 05-24-16	24-May-16	30,464	8%	24-May-17
Coventry 05-26-16	26-May-16	157,500	8%	26-May-17
Coventry 06-15-16	15-Jun-16	5,000	8%	15-Jun-17
Coventry 08-04-16	4-Aug-16	110,000	7%	4-Aug-17
Coventry 08-15-16	15-Aug-16	157,500	7%	15-Aug-17
Coventry 09-08-16	8-Sep-16	80,000	7%	8-Sep-17
Coventry 11-11-16	11-Nov-16	80,000	7%	11-Nov-17
Coventry 12-06-16	6-Dec-16	88,000	7%	6-Dec-17
Coventry 01-09-17	9-Jan-17	84,000	7%	9-Jan-18
Coventry 03-13-17	3-Mar-17	32,000	7%	3-Mar-18
Coventry 04-07-17	7-Apr-17	25,000	8%	7-Apr-18
Coventry 05-03-17	3-May-17	27,000	8%	3-May-18
Coventry 06-02-17	2-Jun-17	27,000	8%	2-Jun-18
EMA 02-02-17	2-Feb-17	90,198.25	8%	2-Feb-17
EMA 03-15-17	15-Mar-17	96,000	8%	15-Mar-18
EMA 05-05-17	5-May-17	30,000	8%	5-May-18
Palladium Capital 08-05-15	5-Aug-15	18,750	7%	5-Feb-17
Palladium Capital 01-26-2016	27-Jan-16	18,750	7%	27-Jul-17
Palladium Capital 03-08-16	8-Mar-16	5,000	7%	8-Sep-17
Palladium Capital 05-17-16	17-May-16	2,500	7%	8-Sep-17
Palladium Capital 05-19-16	19-May-16	2,750	7%	8-Sep-17
Palladium Capital 06-02-16	2-Jun-16	4,000	7%	2-Jun-17
Palladium Capital 06-15-16	15-Jun-16	1,250	7%	15-Jun-17
Palladium Capital 07-08-16	7-Jul-16	1,250	7%	8-Sep-17
Palladium Capital 08-04-16	4-Aug-16	2,750	7%	8-Sep-17
Palladium Capital 08-15-16	15-Aug-16	3,925	7%	8-Sep-17
Palladium Capital 09-12-16	12-Sep-16	2,075	7%	8-Sep-17
Palladium Capital 07-31-17	21-Jul-17	24,000	10%	21-Jul-18
Barbara Mittman 01-02-19	02-Jan-19	10,000	10%	31-Dec-19
Michael Finkelstein 01-02-19	02-Jan-19	10,000	10%	31-Dec-19

Total		6,314,353